May 7, 2015
Information is as of March 31, 2015 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.2
Supplemental Financial Information Presentation
Q1 2015

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Apollo Residential Mortgage, Inc.
First Quarter 2015 Earnings Call
May 7, 2015
Michael A. Commaroto
Chief Executive Officer
Teresa D. Covello
Chief Financial Officer
Keith Rosenbloom
Agency Portfolio Manager
Paul Mangione
Non-Agency Portfolio Manager
Hilary Ginsberg
Investor Relations Manager

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Forward Looking Statements
Certain statements contained in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended, and we claim the protections of the safe harbor for forward looking statements contained in such sections. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements include information about possible or assumed future results of Apollo Residential Mortgage, Inc.’s (“AMTG” or the “Company”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may“, or similar expressions are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: market trends in the Company’s industry, interest rates, real estate values, the debt securities markets, the U.S. housing market or the general economy or the demand for residential mortgage loans; the Company’s business and investment strategy; the Company’s operating results and potential asset performance; availability of opportunities to acquire Agency RMBS, non-Agency RMBS, residential mortgage loans and other residential mortgage assets or other real estate related assets; changes in the prepayment rates on the mortgage loans securing the Company’s RMBS; management’s assumptions regarding default rates on the mortgage loans securing the Company’s non-Agency RMBS; the Company’s ability to borrow to finance its assets and the terms, including the cost, maturity and other terms, of any such borrowing; the Company’s estimates regarding taxable income, the actual amount of which is dependent on a number of factors, including, but not limited to, changes in the amount of interest income and financing costs, the method elected by the Company to accrete the market discount on non-Agency RMBS, realized losses and changes in the composition of the Company’s Agency RMBS and non-Agency RMBS portfolios that may occur during the applicable tax period, including gain or loss on any RMBS disposals; expected leverage; general volatility of the securities markets in which the Company participates; the Company’s expected portfolio and scope of the Company’s target assets; the Company’s expected investment and underwriting process; interest rate mismatches between the Company’s target assets and any borrowings used to fund such assets; changes in interest rates and the market value of the Company’s target assets; rates of default or decreased recovery rates on the Company’s assets; the degree to which the Company’s hedging strategies may or may not protect the Company from interest rate volatility and the effects of hedging instruments on the Company’s assets; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters affecting the Company’s business; the timing and amount of distributions to stockholders, which are declared and paid at the discretion of the Company’s board of directors and will depend on, among other things, the Company’s taxable income, the Company’s financial results and overall financial condition and liquidity; maintenance of the Company’s  qualification as a real estate investment trust for U.S. Federal income tax purposes and such other factors as the Company’s board of directors deems relevant; the Company’s ability to maintain its exclusion from registration as an investment company under the Investment Company Act of 1940, as amended; availability of qualified personnel through ARM Manager, LLC; and the Company’s understanding of its competition.
The forward-looking statements are based on management’s beliefs, assumptions and expectations of AMTG’s future performance, taking into account all information currently available to management. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to AMTG. Some of these factors are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 and the Company’s other filings with the Securities and
Exchange Commission (“SEC”). These and other risks, uncertainties and factors, including those  described in the Company’s annual, quarterly and current  reports filed with the SEC , could cause the
Company’s actual results to differ materially from those included in any forward-looking statements we make.  All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect AMTG. Except as required by law, AMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation contains information regarding the Company’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share.  Please refer to page 4 for a definition of “Operating Earnings” and the reconciliation of “Operating Earnings” to the applicable GAAP financial measure set forth on pages 17.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.  AMTG makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information.
Past performance is not indicative nor a guarantee of future returns.
Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities).  Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling.  No such index is indicative of the future results of any investment by AMTG.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
First Quarter 2015 Summary Highlights
Reported Operating Earnings of $16.3 million, or $0.51 per share of common stock for the first quarter of 2015
(1)
Declared a $0.48 per share of common stock quarterly dividend for stockholders of record as of March 31, 2015, a 7%
increase over the prior quarter and the fourth consecutive quarterly dividend increase
Book value per share of common stock of $19.21 at March 31, 2015
Residential Mortgage Backed Securities (“RMBS”) portfolio totaled $3.7 billion at March 31, 2015
RMBS, securitized mortgage loan portfolio and other credit investments had a 2.7% effective net interest spread and a
15.8% effective levered asset yield at March 31, 2015
(2)
Purchased a pool of 621 performing, re-performing and non-performing residential mortgage loans for $67.4 million with an aggregate principal balance of $73.4 million, incurring costs of $0.4 million associated with the purchase
Had $25.9 million of advances outstanding on a warehouse line receivable, held $12.8 million of legal title to real estate subject to bond-for-title contracts (“BFT Contracts”) and $4.1 million of mortgage loans under Seller Financing Program
(3)
at March 31, 2015
Purchased $47.7 million of Agency risk-sharing securities and $17.5 million of small-balance commercial mortgage-
backed securities
(1) Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 17  for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense. Please see page 8.
(3) The “Seller Financing Program” refers to the initiative whereby the Company provides funding through a warehouse line to a third-party to finance the acquisition and improvement of single-family homes. Once the homes are improved, they are marketed for sale, with the seller providing financing to the buyer in the form of a mortgage loan or a BFT Contract.  The mortgage loans and BFT Contracts may be purchased by the Company or by an unrelated third party from the counterparty, at which time the associated balance on the warehouse line is repaid.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
(1) Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Please see page 17 for a reconciliation of Operating Earnings and Operating Earnings per
share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Annualized Return on Average Assets is calculated as annualized Operating Earning plus preferred dividend requirement for the period, as a percentage of average interest earning assets, excluding cash.
(3) Annualized Return on Average Equity is calculated as annualized Operating Earnings plus preferred dividend requirement for the period, as a percentage of average equity over the period.
($ amounts in thousands except per share data)
March 31, 2015 December 31, 2014 March 31, 2014
Interest Income $39,295 $39,314 $38,180
Interest Expense (7,831) (7,900) (7,268)
Net Interest Income $31,464 $31,414 $30,912
Operating Earnings
(1)
$16,303 $16,858 $17,116
Weighted Average Shares of Common Stock Outstanding - Basic 32,046 32,040 32,015
Operating Earnings per Share of Common Stock
(1)
$0.51 $0.53 $0.53
Leverage Multiple (Debt / Equity) 4.2x 4.4x 3.8x
Annualized Return on Average Assets
(2)
2.1% 2.2% 2.3%
Annualized Return on Average Equity
(3)
9.9% 10.2% 10.6%
Three Months Ended

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financial Summary
Operating Earnings per Share of Common Stock (1)
Book Value per Share of Common Stock
Dividends per Share of Common Stock
$0.40
$0.42
$0.44
$0.45
$0.48
$0.36
$0.38
$0.40
$0.42
$0.44
$0.46
$0.48
$0.50
Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015
$18.64
$19.49
$19.27
$19.12
$19.21
$0.00
$5.00
$10.00
$15.00
$20.00
$25.00
Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015
$0.53 $0.52 $0.51
$0.53
$0.51
$0.00
$0.15
$0.30
$0.45
$0.60
$0.75
Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015
(1)
Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per share of common stock presented exclude, as applicable:
(i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges.
Please see page 17 for a reconciliation of Operating Earnings and Operating Earnings per share of common stock to GAAP net income allocable to common stockholders and GAAP net income allocable to common stockholders per share of common stock. Operating Earnings represents the earnings, as adjusted, allocable to common stock.

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Book Value Roll-Forward
(1) Contains immaterial credit-related elements
Book Value - December 31, 2014 19.12 $
  Common stock dividend declared (0.48)
  Operating Earnings, net of preferred dividend 0.51
Non-Operating Items Impacting Net Income:
  Changes in unrealized gain/(loss) on Agency RMBS, net 0.41
  Realized gain on sales of Agency RMBS, net 0.14
  Changes in unrealized gain/(loss) on derivatives, net (0.47)
  Realized loss on expirations of Swaptions (0.12)
  Realized loss on TBA Contract terminations, net (0.06)
  Changes in unrealized gain/(loss) on non-Agency RMBS, net (0.03)
  Changes in unrealized gain/(loss) on securitized mortgage loans, net 0.07
  Changes in unrealized gain/(loss) on derivatives, net (0.02)
  Realized gain on sales of non-Agency RMBS, net 0.13
  Other, net
(1)
0.01
Book Value - March 31, 2015 19.21 $

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Portfolio Summary and Net Interest Spread
Allocation of Portfolio Equity at March 31, 2015
(1) Percentages reflect amount of equity allocated to Agency RMBS, non-Agency RMBS and other credit investments and securitized mortgage loans, net of associated assets and liabilities, including the fair value of interest rate derivatives. Cash and other net, represents cash and other assets and liabilities not specifically allocable to Agency RMBS, non-Agency RMBS and other credit investments or securitized mortgage loans.
(2) Effective net interest spread and effective levered asset yield are non-GAAP financial measures, which include the cost of the Company’s Swaps as a component of its interest expense, as presented.
(3) Debt/Equity multiples for each asset class are adjusted to reflect cash held to meet margin calls and certain other assets and liabilities specifically allocable to Agency RMBS, non-Agency RMBS  and other credit investments or securitized mortgage loans.
(4) Reflects legal title to real estate subject to BFT Contracts at March 31, 2015, which had an aggregate principal balance of $12,923 with a weighted average interest rate of 8.6%.
(5) Net of $119 of accumulated depreciation.
Effective Net Interest Spread at  March 31, 2015
Other Investments at March 31, 2015
Agency
RMBS
Non-Agency
RMBS and
Other
Credit
Investments
Securitized
Mortgage
Loans
Weighted
Average
Asset Yield 2.8% 6.2% 7.1% 4.3%
Interest Expense 0.4% 1.8% 2.9% 1.0%
Cost of Swaps 0.9% - 1.6% 0.6%
Effective Net Interest Spread 1.5% 4.4% 2.6% 2.7%
Debt / Equity
(3)
8.5x 2.8x 2.1x 4.2x
Effective Levered Asset Yield
(2)
15.8% 18.8% 12.6% 15.8%
Securitized
Mortgage Loans
8%
Agency RMBS
31%
Cash and Other,
net
11%
Non-Agency
RMBS and
Other Credit
Investments
50%
(1)
($ in thousands) Amortized Cost
Warehouse line receivable 25,925 $
Real estate subject to BFT Contracts, net of accumulated depreciation
(4)(5)
12,801
Mortgage loans purchased through Seller Financing Program 4,102
Total Other Investments 42,828 $
(2)

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency RMBS Portfolio at March 31, 2015
Agency Portfolio Overview Constant Prepayment Rates (“CPR”)
(1) Other includes Agency interest only securities (“Agency IO”) and Agency inverse IO securities (“Agency Inverse IO”).
($ in thousands)
Estimated Fair
Value Q1 2015 CPR
Agency Pass-Throughs 2,227,271 $          5.8%
Agency  IO and Agency Inverse  IO 59,733 12.1
Total 2,287,004 $        6.0%
Short Reset ARMs
9%
HARP / MHA  /
High LTV 30 Year
Pass-Throughs
6%
Loan Balance 30
Year Pass-Throughs
62%
New Production 30-
Year Pass -Throughs
1%
Low Credit 30-Year
Pass-Throughs
19%
Other(1)
3%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015
Total Agency Portfolio average one month CPR
7.0%
7.1%
6.7%
4.9%
4.9%
6.7%
8.0%
6.8%
6.0%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Agency RMBS Portfolio at March 31, 2015
Agency RMBS Portfolio Composition Summary
(1) Amortized cost is reduced by unrealized losses that are classified as other-than-temporary impairments.
(2) Estimated weighted average yield at the date presented incorporates prepayment assumptions and forward interest rate assumptions on Agency RMBS.
(3) Agency IO and Agency Inverse IO are interest only and inverse IO securities, respectively, that receive some or all of the interest payments, but no principal payments, made on a related series of Agency RMBS, based on a notional principal balance. The notional principal balance is used solely to determine interest distributions on interest-only classes of securities. At March 31, 2015, the Company’s investments in Agency IOs had a notional balance of $505,136 and the Company’s investments in Agency Inverse IOs had a notional balance of $100,643.
($ in thousands) Principal Balance
Unamortized
Premium Amortized Cost
(1)
Estimated Fair
Value
Weighted
Average
Coupon
Estimated
Weighted
Average
Yield
(2)
Agency pass-through RMBS
30-Year Mortgages
ARM-RMBS 193,146 $              14,008 $        207,154 $               206,715 $              2.35% 1.26%
3.5% coupon 928,460 45,350 973,810 978,178 3.50% 2.81%
4.0% coupon 965,952 62,394 1,028,346 1,042,378 4.00% 2.91%
2,087,558 121,752 2,209,310 2,227,271 3.62% 2.71%
Agency IO
(3)
- - 39,598 39,971 1.95% 5.36%
Agency Inverse IO
(3)
- - 19,338 19,762 6.25% 9.72%
Total Agency RMBS 2,087,558 $        121,752 $   2,268,246 $         2,287,004 $       3.41% 2.82%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency RMBS Portfolio Overview (1)
Non-Agency RMBS Portfolio at March 31, 2015
Non-Agency RMBS Portfolio Vintage (1)
Non-Agency RMBS Cash-Flow Profile (1)
(1) Includes $39,916 of small balance commercial mortgage backed securities.
Locked-Out
32%
Current-Pay
68%
1998-2002
4%
2003
5%
2004
22%
2007
7%
2013
1%
2014
10%
2015
4%
2005
29%
Subprime
69%
Agency Risk
Sharing
4%
Pay-Option
ARM
12%
Small-Balance
Commercial
2%
Alt-A
13%
2006
18%

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Non-Agency RMBS Portfolio at March 31, 2015
(1)  Credit enhancement is expressed as a percentage of all outstanding mortgage loan collateral. The Company's non-Agency RMBS may incur losses if credit enhancement is reduced to zero.
(2)  CRR represents conditional repayment rate.  Information is based on loans for individual groups owned by the Company.  Amounts presented reflect the weighted average monthly performance for the three months ended
March 31, 2015
Portfolio Characteristics
Estimated Fair Value ($ in thousands) $1,374,966
Amortized Cost to Par Value 83.0%
Net Weighted Average Security Coupon 1.5%
Collateral Attributes
Weighted Average Loan Age (months) 118
Weighted Average Original Loan-to-Value 81.0%
Weighted Average Original FICO Credit Score 631
Current Performance
60+ Day Delinquencies 32.7%
Average Credit Enhancement
(1)
29.9%
3 Month CRR
(2)
4.3%
March 31, 2015

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Financing and Derivative Instruments Overview
(1) Includes $94,868 of repurchase borrowings collateralized by non-Agency RMBS of $130,672 that were eliminated from the Company’s consolidated balance sheet in consolidation with the variable interest entity associated with our securitization transaction.
Borrowings at March 31, 2015
Derivative Instruments at March 31, 2015
Swaps Overview at March 31, 2015
Swaptions Overview at March 31, 2015
($ in thousands)
Balance
Weighted
Average
Borrowing
Rate
Weighted
Average
Remaining
Maturity
Securities Financed:
Agency RMBS 2,074,306 $
0.37% 24
Non-Agency RMBS
(1)
1,151,984
1.90% 151
Other investment securities 77,095
1.53% 31
Total Borrowings 3,303,385 $   0.93% 68
($ in thousands)
Term to Maturity
Notional
Amount
Average
Fixed Pay
Rate
Average
Maturity
(Years)
More than one year up to and including three years 1,109,000 $   1.06% 2.3
More than three years up to and including five years
14,000 1.51% 4.9
Greater than 5 years 564,000 2.15% 7.7
Total 1,687,000 $ 1.43% 4.2
($ in thousands)
Notional Amount
Estimated Fair
Value
Swaps - assets
679,000 $                              1,521 $
Swaptions - assets 1,425,000 4,020
Swaps - (liabilities) 1,008,000 (16,402)
Total Derivative Instruments
3,112,000 $                        (10,861) $
($ in thousands)
Weighted
Average Weighted
Months Until Swap  Average
Fixed Pay Rate for Option Notional Terms Fixed-Pay
Underlying Swap Fair Value Expiration Amount (Years) Rate
2.76 - 3.00% 2,616 $       8 610,000 $       7.9 2.79%
3.01 - 3.25% - - - - -
3.26 - 3.50% 163 7 265,000 10.0 3.31%
3.51 - 3.75% 1,241 2 325,000 10.0 3.64%
3.76 - 4.00% - 1 225,000 10.0 3.81%
4,020 $     5 1,425,000 $ 9.1 3.24%
Option Underlying Swap

14 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Financials

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Balance Sheet
(in thousands—except share and per share data)
March 31, 2015 December 31, 2014
Assets:
(Unaudited)
Cash and cash equivalents 108,240 $                  114,443 $
Restricted cash 59,622                      69,006
RMBS, at fair value ($3,558,300 and $3,583,853 pledged as collateral, respectively) 3,661,970                  3,755,632
Securitized mortgage loans transferred to consolidated VIEs at fair value 183,328                    104,438
Other investment securities, at fair value ($97,049 and $34,228 pledged as collateral, respectively) 97,049                      34,228
Other investments 42,828                      40,561
Mortgage loans, at fair value ($0 and $13,602 pledged as collateral, respectively) -                           14,120
Investment related receivable ($0 and $168,705 pledged as collateral, respectively) 1,064                        191,455
Interest receivable 11,466                      10,455
Derivative instruments, at fair value 5,541                        11,642
Other assets 2,245                        2,073
Total Assets 4,173,353 $               4,348,053 $
Liabilities and Stockholders' Equity
Liabilities:
Borrowings under repurchase agreements 3,303,385 $               3,402,327 $
Non-recourse securitized debt, at fair value 30,306                      34,176
Investment related payable 1,053                        76,105
Obligation to return cash held as collateral 1,040                        2,546
Accrued interest payable 7,263                        13,026
Derivative instruments, at fair value 16,402                      8,949
Payable to related party 4,365                        4,968
Dividends payable 19,056                      18,305
Accounts payable, accrued expenses and other liabilities 1,616                        1,699
Total Liabilities 3,384,486 $               3,562,101 $
Stockholders' Equity:
Preferred stock, $0.01 par value, 50,000,000 shares authorized, 6,900,000 shares issued and outstanding
($172,500 aggregate liquidation preference) 69 $                         69 $
Common stock, $0.01 par value, 450,000,000 shares authorized, 32,088,045  shares issued and outstanding 321                          321
Additional paid-in-capital 793,767                    793,274
Accumulated deficit (5,290)                       (7,712)
Total Stockholders' Equity 788,867 $                  785,952 $
Total Liabilities and Stockholders' Equity 4,173,353 $               4,348,053 $

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Income Statement
(in thousands—except per share data)
2015 2014
Interest Income:
RMBS 35,614 $               35,825 $
Securitized mortgage loans 2,167                   2,246
Other 1,514                   109
Total Interest Income 39,295                 38,180
Interest Expense:
Repurchase agreements (7,465)                  (6,826)
Securitized debt (366)                    (442)
Total Interest Expense (7,831)                  (7,268)
Net Interest Income 31,464 $            30,912 $
Other Income/(Loss):
Realized gain/(loss) on sale of RMBS, net 8,539 $                (11,810) $
Unrealized gain on RMBS, net 12,205                 50,647
Unrealized gain on securitized debt 13                       10
Unrealized gain on securitized mortgage loans 2,362                   1,054
Unrealized gain/(loss) on other investment securities (29)                      122
Loss on derivative instruments, net (includes ($15,718) and
($18,718) of unrealized (losses), respectively) (26,521)                (37,190)
Other, net 12                       18
Other Income/(Loss), net (3,419) $             2,851 $
Operating Expenses:
General and administrative (includes ($493) and ($459) of non-
cash stock based compensation, respectively) (3,850) $               (3,095) $
Management fee - related party (2,787)                  (2,786)
Total Operating Expenses (6,637) $             (5,881) $
Net Income/(Loss) 21,408 $            27,882 $
Preferred Stock Dividends Declared (3,450)                 (3,450)
Net Income/(Loss) Allocable to Common Stock and
Participating Securities 17,958 $            24,432 $
Earnings/(Loss) per Share of Common Stock - Basic and Diluted 0.55 $                 0.76 $
Dividends Declared per Share of Common Stock 0.48 $                 0.40 $
(Unaudited)
Three Months Ended
March 31,

APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”)
Reconciliation of Operating Earnings
(1)
(1) Operating Earnings and Operating Earnings per share of common stock are non-GAAP financial measures.  Operating Earnings and Operating Earnings per hare of common stock presented exclude, as applicable: (i) certain realized and unrealized gains and losses recognized through earnings; (ii) non-cash equity compensation; (iii) one-time events pursuant to changes in GAAP; and (iv) certain other non-cash charges. Operating Earnings represents the earnings, as adjusted, allocable to common stock.
(2) Reflects per share amount for each component presented.
(in thousands—except share and per share data)
March 31, 2015
Per Share
Amount
(2)
March 31, 2014
Per Share
Amount
(2)
Operating Earnings:
Net income allocable to common stockholders 17,781 $
0.55 $
24,279 $
0.76 $
Adjustments:
Realized (gain)/loss on sale of RMBS, net
(8,539)                           (0.27)                             11,810                          0.37
Unrealized (gain) on RMBS, net
(12,205)                         (0.38)                             (50,647)                         (1.58)
Unrealized loss on derivative instruments, net
15,718                          0.49                              18,718                          0.58
Other unrealized (gain), net
(2,346)                           (0.07)                             (1,186)                           (0.03)
Non-cash stock-based compensation expense
493                               0.02                              459                               0.01
Realized loss on Swap and Swaption terminations, net 3,862                            0.12                              6,527                            0.20
Realized loss on TBA Contracts
1,977                            0.06                              7,156                            0.22
Tax amortization of gain/(loss) on Swaption terminations and expirations, net
(438)                              (0.01)                             (44)                                -
Total adjustments to arrive at operating earnings:
(1,478)                           (0.04)                             (7,207)                           (0.23)
Operating Earnings 16,303 $                       0.51 $                           17,072 $                       0.53 $
Weighted average shares of common stock 32,046,072                   32,015,397
Three Months Ended Three Months Ended

18 APOLLO RESIDENTIAL MORTGAGE, INC. (“AMTG”) Contact Information Hilary Ginsberg Investor Relations Manager 212-822-0767